                                                                 EXHIBIT 10.4
                             SECURITY AGREEMENT



         THIS SECURITY AGREEMENT ("Security Agreement") dated as of May 31, 1996, is made by AMERICAN FINANCE GROUP, INC., a Delaware corporation ("Grantor"), to FIRST UNION NATIONAL BANK OF NORTH CAROLINA, for itself and as agent (solely in such capacity, "Agent") for the financial institutions listed on Schedule A attached hereto and such other financial institutions as shall from time to time become parties to the Credit Agreement referred to below (such entities, together with their respective successors and assigns, being collectively referred to as the "Lenders").

                                  RECITALS

         A. Pursuant to that certain Warehousing Credit Agreement dated as of the date hereof (as the same from time to time may be amended, modified, supplemented or restated, the "Credit
                  Agreement") by and among Grantor, Lenders and Agent, Lenders have agreed to make certain extensions of credit to Grantor in the amounts and manner set forth in the Credit Agreement (collectively, the "Loans").

         B. Lenders are willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall have executed and delivered to Lenders this Security Agreement.

         C. All capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing Recitals and in order to induce the Lenders to enter into the Credit Agreement, and intending to be legally bound, Grantor and Agent hereby agree as follows:

         Section 1. Grant of Security. As collateral security for the prompt, complete and indefeasible payment and performance of the Secured Obligations, as defined in Section 2, below, and in order to induce the Lenders and Agent to enter into the Credit Agreement and to make the Loans pursuant to and in accordance with the terms and conditions thereof, Grantor hereby assigns, pledges and grants to Agent, for itself and for the benefit of the Lenders, a lien on and security interest in all Grantor's right, title and interest to the following described Property, whether now existing or owned or hereafter arising or acquired by Grantor:

                  (a) All leases, chattel paper, installment sales agreements, equipment finance agreements, marine vessel or ship charters, management agreements (including, without limitation, container revenue pooling arrangements and marine revenue pooling arrangements), contracts, rental agreements and other agreements, including, without limitation, any and all related documents, security agreements, schedules, supplements, addenda, extensions and guaranties to any of the foregoing (collectively, the "Leases," which term shall include all "Leases" as defined in the Credit Agreement) covering any Equipment, all subsequent, new or renewal Leases, and all rentals thereunder and all proceeds thereof;

                  (b) All equipment, as such term is defined in Section 9109(2) of the UCC, including, without limitation, all machinery, all equipment, furnishings, airplanes, helicopters and other aircraft of United States registry, aircraft appliances and rotables relating thereto, aircraft logs, avionics, aircraft engines and propellers and engine appliances relating thereto, railcars (including, without limitation, hopper cars, flatbeds, Ortner cars and tanker cars) and other rolling stock, vehicles, forklifts, tractors, intermodel trailers, over-the-road trailers, refrigerated trailers, chassis, generator sets, containers (including, without limitation, marine, intermodel and over-the-road containers) and marine vessels and ships and related engines, machinery, boats, tackle, outfits, spare gear, fuels, consumables, and other stores, belongings and appurtenances, whether on board or ashore, including those which may hereafter be put on board or become appurtenant to or intended to be used for such a vessel or ship if on shore, mainframe, personal and other computers, terminals and printers and related components and accessories, all copiers, telephonic, video, electronic data-processing and data storage equipment and all packaging, mailing and other office, production or warehouse equipment of any nature whatsoever (together with all other inventory, as such term is defined in Section 94109(4) of the UCC, wherever located, and all fixtures, as such term is defined in Section 9313(1)(a) of the UCC, collectively, the "Equipment"), together with all attachments, additions, components, parts, equipment, accessories and accessions thereto, now existing or hereafter acquired by Grantor, all replacements and substitutions therefor, wherever located, and all proceeds thereof, and any interest in any of the foregoing, including, without limitation, any beneficial interest in any trust, any partnership interest or any residual interest in the Equipment;

                  (c) All claims, rights and remedies which Grantor may now or hereafter have against any Affiliate of Grantor, including, without limitation, all such rights with respect to the maintenance and storage of the Equipment and the servicing and administration of the Leases;

                  (d) All governmental or other approvals, permits, licenses, franchise agreements, authorities or certificates now or hereafter required or used in connection with the ownership, operation and maintenance of the Equipment;

                  (e) All other personal Property of Grantor, now owned or hereafter acquired, including, without limitation, all business and farm equipment, equipment leases, deposit accounts, accounts receivable, cash, instruments, documents, goods, inventory, securities, chattel paper, contracts, general intangibles (including, without limitation, any interest in any joint venture or as a partner or a limited partner in any partnership) and any beneficial interest of Grantor under any trust created with respect to the Equipment, or any of it; and

                  (f) All proceeds and products of the foregoing (and proceeds and products of proceeds and products) in whatever form and whether such proceeds arise before or after the commencement of any case under the Bankruptcy Code, by or against Grantor, including, without limitation, all payments under insurance whether or not Agent or the Lenders is a loss payee thereof, all proceeds of any governmental taking, and any indemnity, warranty, letter of credit

(including the right to draw on such letter of credit) or guaranty payable by reason of any default under, loss of, or damage to or otherwise with respect to any of the foregoing.

All of the Property described in subsections (a) through (f) above is herein collectively called the "Collateral." However, notwithstanding the foregoing, there shall be excluded from the definition of Collateral all of Grantor's right, title and interest in, to and under the property described in the attached Schedule B.

         Section 2. Security for Obligations. This Security Agreement secures the prompt, complete and indefeasible payment and performance of (a) the entire principal amount, and all interest accrued thereon, of the Loans extended to Grantor under the Credit Agreement, (b) all commitment, facility, breakage, prepayment, legal and other fees, expenses, costs and charges (including, without limitation, reimbursable amounts and indemnified liabilities) owing by Grantor to the Lenders or Agent under the Credit Agreement and (c) all other indebtedness, liabilities and obligations of Grantor to the Lenders or Agent created or arising under or in connection with the Credit Agreement, this Security Agreement or any of the other Loan Documents (collectively, the "Secured Obligations").

         Section 3. Liability under Leases. Anything herein to the contrary notwithstanding, (a) Grantor shall remain liable under the Leases to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by Agent of any of the rights hereunder shall not release Grantor from any of its duties or obligations under the Leases and (c) neither Agent nor any Lender shall have any obligations or liability under the Leases by reason of this Agreement, nor shall Agent or any Lender be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         Section 4. Representations and Warranties. Grantor hereby represents, warrants and covenants to Agent, for itself and for the benefit of the Lenders, as follows:

                  (a) The principal place of business and chief executive office of Grantor and the office where Grantor keeps its records and files concerning the Leases and its copies of the Leases are located at the address specified for Grantor in Section 16, below. If any Event of Default occurs, at Agent's request, Grantor shall deliver to Agent the executed original copy of each of the Leases, and Grantor shall stamp or otherwise mark conspicuously all of Grantor's photocopies of the Leases with the following legend:

                  THIS WRITING IS NON-NEGOTIABLE. THIS WRITING AND THE OBLIGATIONS EVIDENCED HEREBY ARE OWNED BY, OR SUBJECT TO THE SECURITY INTEREST OF, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, FOR ITSELF AND AS AGENT. NO INTEREST IN THIS WRITING OR THE OBLIGATIONS EVIDENCED HEREBY MAY BE SOLD, TRANSFERRED OR ASSIGNED TO ANY OTHER PERSON WITHOUT DELIVERY OF THE EXECUTED COUNTERPART IN THE POSSESSION OF FIRST UNION NATIONAL BANK OF NORTH CAROLINA.

                  (b) Grantor owns the Collateral free and clear of any lien, security interest, charge or encumbrance, except for the Permitted Liens, (ii) the interests of the lessees under the Leases, (iii) other liens, security interests, charges or other encumbrances expressly permitted under the Credit Agreement. Grantor has paid or caused to be paid all invoice prices, transportation and delivery costs, taxes and any acquisition or other fees relating to the Equipment. Grantor has all necessary authority to encumber and grant a lien on and security interest in the Collateral.

                  (c) Each item of Equipment the ownership of which, under applicable law, is or should be evidenced by a certificate of title, is properly titled in the name of Grantor.

                  (d) All information furnished or to be furnished Agent or the Lenders by or on behalf of Grantor in connection with the Collateral and the Secured Obligations is or will be complete and accurate. Grantor shall defend and hold harmless Agent and the Lenders, and each of them, against all Persons whomsoever claiming the Collateral or any part thereof.

                  (e) This Agreement creates in favor of Agent, for itself and for the benefit of the Lenders, a valid lien on and security interest in the Collateral, subject to the Permitted Liens, securing the payment of the Secured Obligations.

                  (f) No consent, authorization, approval or other action by, and no notice to or filing with, any Governmental Agency, regulatory body, lessee or other person or entity, other than such as have been obtained, is required either (i) for the grant by Grantor of the lien and security interest granted hereby or for the execution, delivery or performance of this Agreement by Grantor or (ii) for the perfection or exercise by Agent of its rights and remedies hereunder.

                  (g) The Leases constitute valid and enforceable obligations of the respective lessees thereunder, enforceable against such lessees in accordance with their terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors and by general principles of equity. Each item of Equipment subject to any Lease has been delivered to, and accepted by, the lessee under the respective Lease. No event of default or termination, and no event which with the giving of notice or lapse of time, or both, would constitute such an event, has occurred on the part of any party under any of the Leases (except such events which, in the aggregate, do not constitute an Event of Default or Potential Event of Default). There does not exist in respect of any Lease any claim, offset, defense or other right on the part of the lessee thereunder to reduce in any manner the amounts payable under such Lease.

         Section 5.   Documentation.

                  (a) Grantor shall from time to time, at the expense of Grantor, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable that Agent may request in order to perfect with first priority and otherwise protect the lien and security interest granted hereby, subject to the Permitted Liens, or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, and make such recordings, as may be necessary or desirable, or as Agent may request, in order to perfect and preserve the lien and security interest granted or purported to be granted hereby, including, without limitation, execution and filing of such instruments and recordings as may be necessary under federal law relating to the creation and perfection of a security interest in any of the Equipment.

                  (b) Subject to Section 5.1 of the Credit Agreement, Grantor shall, to the best of its ability, furnish to Agent from time to time statements and schedules further identifying and describing the Collateral (including, without limitation, the locations and condition thereof) and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail.

                  Section 6. Equipment. Grantor shall:

                  (a) Cause the Equipment to be kept in jurisdictions where all action required by Section 5, above, has been taken with respect to the Equipment; provided, however, that a lessee under a Lease may use or keep Equipment in such other locations as are permitted under the Lease delivered to Agent.

                  (b) Cause each lessee under the Leases to maintain and preserve the Equipment covered by its Lease strictly in accordance with the terms and provisions thereof and otherwise to perform in a timely manner all obligations of the lessee under its Lease. Without limitation of the foregoing, Grantor shall cause the Equipment to be maintained and preserved, by the lessee or otherwise, in the same condition, repair and working order as when delivered to the lessee, ordinary wear and tear excepted, and in accordance with any manufacturer's manual and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made, by the lessee or otherwise, all repairs, replacements and other improvements in connection therewith which are necessary or desirable to such end. Grantor shall promptly furnish to Agent a statement respecting any loss or damage to any of the Equipment.

                  (c) Pay promptly when due, or cause to be so paid in accordance with the Leases, all property and other taxes, fees, assessments and governmental charges or levies imposed upon or in respect of the Equipment or this Agreement and all claims, including claims for labor, materials and supplies, against the Equipment.

                  (d) Perform in a timely manner all obligations of Grantor under the Leases.

         Section 7.    Insurance.

                  (a) Grantor shall cause the lessees under the Leases to maintain insurance on the Equipment strictly in accordance with the terms and provisions of the Leases. Without limitation of the foregoing, Grantor shall at its own expense maintain such additional insurance with respect to the Equipment in such amounts, against such risks, in such form and with such insurers as set forth in the Credit Agreement. Each policy, whether obtained in accordance with the terms and provisions of a Lease or in accordance with this Section 7(a), shall (i) if for property damage insurance, contain endorsements naming Agent as principal loss payee as to any property owned by Borrower and (ii) if for liability insurance, contain endorsements naming Agent and each Lender as an additional insured. Each such policy shall in addition (A) contain an agreement by the insurer that any loss thereunder shall be payable to Agent or Lenders, as the case may be, notwithstanding any action, inaction or breach of representation or warranty by the Grantor or any lessee under the Leases; (B) provide that there shall be no recourse against Agent or any Lender for payment of premiums or other amounts with respect thereto; and (C) provide that at least fifteen (15) days' prior written notice of cancellation or lapse or material change in coverage shall be given to Agent by the insurer. Grantor shall, if so requested by Agent, deliver to Agent original or duplicate policies of such insurance and, as often as provided under the Credit Agreement, a report of a reputable insurance broker with respect to such insurance. Further, Grantor shall, at the request of Agent, duly execute and deliver confirmatory instruments of assignment of such insurance policies to comply with the requirements of Section 5, above, and cause the respective insurers to acknowledge notice of such assignment.

                  (b) Reimbursement under any liability insurance maintained pursuant to this Section 7 may be paid directly to the person who incurred liability covered by such insurance. In case of any loss involving damage to Equipment when Section 7(c), above, is not applicable, Grantor shall make or cause to be made, by the lessee or otherwise, the necessary repairs to or replacements of such Equipment, and any proceeds of insurance maintained pursuant to this Section 7 shall be paid to Grantor, the lessee or otherwise, as the case may be, as reimbursement for the costs of such repairs or replacements.

                  (c) (i) Upon the occurrence and during the continuance of any event of default (including, without limitation, any Event of Default) under any document or instrument evidencing or relating to any of the Secured Obligations or (ii) upon the actual or constructive total loss of any Equipment, all insurance payments in respect of such Equipment shall be paid to and applied by Agent as specified in Section 13(d), below, except, with respect only to clause
(i) insofar as the Lease covering such Equipment provides for the insurance payments to be paid to the lessee for purposes of repairing the Equipment.

         Section 8.   Leases.

                  (a) Grantor shall keep its principal place of business and chief executive office and the office where it keeps its records and files concerning the Leases and its copies of the Leases at the location specified in Schedule C or, upon thirty (30) days' prior written notice to Agent, at another location in a jurisdiction where all action required by Section 5, above, shall have been taken with respect to the Leases, Equipment and other Collateral. Grantor shall hold and preserve such records and files concerning the Leases and shall permit representatives of Agent at any time during normal business hours to inspect and make abstracts from such records and files.

                  (b) Except as otherwise provided in this Section 8(b), Grantor shall continue to collect, at its own expense, all amounts due or to become due Grantor under the Leases, and shall direct that all amounts so due or to become due under the Leases shall be paid directly to the Lockbox Account as provided in Section 5.9 of the Credit Agreement. In connection with such collections Grantor may take, and at Agent's direction shall take, such action as Grantor or Agent may deem necessary or advisable to enforce collection of the Leases. If any Event of Default shall have occurred and be continuing, Agent shall have the right at any time, upon written notice to Grantor of its intention to do so, (i) to direct the lessees under the Leases to make payment of all amounts due or to become due thereunder directly to Agent and, upon such direction and at the expense of Grantor, to enforce collection of any of the Leases in the same manner and to the same extent as Grantor might have done and (ii) to require that all amounts received by Grantor in respect of the Leases be received in trust for the benefit of Agent and the Lenders hereunder and be segregated from other funds of Grantor. Any amounts so segregated shall, at Agent's request, be forthwith paid over to Agent to be held as cash collateral and either (A) released to Grantor after the complete and indefeasible payment of all Secured Obligations, or (B) if any event of default (including, without limitation, any Event of Default) shall have occurred and be continuing under any document or instrument evidencing or relating to any of the Obligations, applied as provided in Section 13(d), below. If Agent notifies Grantor of Agent's intention to direct lessees to make Lease payments directly to Agent or to require Grantor to segregate and hold such payments in trust, Grantor shall enter into written agreements satisfactory to Agent to implement such intention; provided, however, that failure of Grantor to enter such agreement will not limit Agent's rights under this Agreement.

                  (c) Grantor shall accept no prepayment from any lessee of amounts due under any of the Leases without obtaining the prior written consent of Agent, except such amounts as are required under any Lease to be paid in advance (including, without limitation, a security deposit or a maintenance reserve account).

         Section 9. Transfers and Other Liens. Grantor shall not:

                  (a) Except as expressly permitted by the Credit Agreement, or except as may be provided in a writing executed in accordance with the provisions of the Credit Agreement, sell, assign (by operation of law or otherwise), lease, charter or otherwise dispose of any of the Collateral without the prior written consent of Agent.

                  (b) Create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral, other than the Permitted Liens.

         Section 10. Attorney-in-Fact. Grantor hereby irrevocably appoints Agent as the Grantor's attorney-in-fact (which appointment is coupled with an interest), with full authority in the place and stead of Grantor and in the name of Grantor, Agent, or otherwise, from time to time in Agent's discretion, to take any action and to execute any instrument which Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of Grantor under Section 8, above), including, without limitation:

                  (a) to obtain and adjust insurance required to be paid to Agent, for itself and for the benefit of the Lenders, pursuant to Section 7, above;

                  (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) to receive, indorse and collect any drafts or other instruments and documents in connection with clauses (a) and (b), above;

                  (d) to file claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Agent with respect to any of the Collateral; and

                  (e) to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor where permitted by law.

         Section 11. Agent May Perform. If Grantor fails to perform any agreement contained herein, then Agent may perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by Grantor under Section 14(b), below.

         Section 12. Agent's Duties. The powers conferred on Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         Section 13. Remedies. If any Event of Default shall have occurred and be continuing, in addition to all other rights and remedies as may be granted or available to Agent or the Lenders under this Security Agreement, the Credit Agreement or any of the other Loan Documents:

                  (a) Agent, in lieu of or in addition to exercising any other power hereby granted, may without notice, demand or declaration of default, which are hereby waived by

Grantor, proceed by an action or actions in equity or at law for the seizure and sale of the Collateral or any part thereof, for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, for the foreclosure or sale of the Collateral or any part thereof under the judgment or decree of any court of competent jurisdiction, for the appointment of a receiver pending any foreclosure hereunder or the sale of the Collateral or any part thereof or for the enforcement of any other appropriate equitable or legal remedy; and upon the commencement of judicial proceedings by Agent to enforce any right under this Agreement, Agent shall be entitled as a matter of right against Grantor to such appointment of a receiver, without regard to the adequacy of the security by virtue of this Agreement or any other collateral or to the solvency of Grantor.

                  (b) Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as adopted in the State of North Carolina, whether or not the Uniform Commercial Code applies to the affected Collateral, and also may
(i) require Grantor to, and Grantor hereby agrees that at its expense and upon request of Agent it shall forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at such places reasonably convenient to all parties as Agent may designate and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more sales at public or private sales, at any of Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Agent may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by public announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to be which it was so adjourned.

                  (c) All cash proceeds received by Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall be applied as follows:

                           (i)   First, to the payment of all costs and
expenses incident to the enforcement of this Agreement, including but not limited to compensation to the agents, contractors and attorneys of Agent;

                           (ii)  Second,  to the  payment  of all other  Secured
Obligations; and

                           (iii) Third, the remainder,  if any, to Grantor or to
whomever may be lawfully entitled to receive such remainder; provided, however, that Grantor shall remain liable to Agent and the Lenders, as applicable, for any deficiency in the Obligations remaining after the application of such proceeds as provided in this Section 13(d); and, provided further, that nothing herein contained shall in any way limit or restrict the Lenders' rights to proceed directly against Grantor without first causing Agent to exhaust, or in any manner to exercise its rights in respect of, the Collateral.

                  (d) The Lenders, or any of them, shall have the right to become the purchaser at any public sale made pursuant to the provisions of this
Section 13 and shall have the right to credit against the amount of the bid made therefor the amount payable to the purchasing Lender or Lenders out of the net proceeds of such sale. Recitals contained in any conveyance to any purchaser at any sale made hereunder shall conclusively establish the truth and accuracy of the matters therein stated, including, without limitation, nonpayment of the Secured Obligations and advertisement and conduct of such sale in the manner provided herein. Grantor does hereby ratify and confirm all legal acts that Agent may do in carrying out the provisions of this Security Agreement.

                  (e) Any sale of the Collateral or any part thereof pursuant to the provisions of this Section 13 shall operate to divest all right, title, interest, claim and demand of Grantor in and to the Property sold and shall be a perpetual bar against Grantor. Nevertheless, if requested by Agent so to do, Grantor shall join in the execution, acknowledgement and delivery of all proper conveyances, assignments and transfers of the Property so sold. It shall not be necessary for Agent to have physically present or constructively in its possession any of the Collateral at any such sale, and Grantor shall deliver all of the Collateral to the purchaser at such sale on the date of sale and, if it should be impossible or impracticable then to take actual delivery of the Collateral, the title and right of possession to the Collateral shall pass to the purchaser at such sale as completely as if the same had been actually present and delivered. Grantor agrees that if Grantor retains possession of the Property or any part thereof subsequent to such sale, Grantor shall be considered a tenant at sufferance of the purchaser and shall, if Grantor remains in possession after demand to remove, be guilty of forceful detainer and be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived by Grantor.

                  (f) Subject to any requirements of applicable law, Grantor agrees that neither Grantor nor any of its Affiliates under its control shall at any time have or assert any right, under any law pertaining to the marshalling of assets, the sale of Property in the inverse order of alienation, the administration of estates of decedents, appraisement, valuation, stay, extension or redemption now or hereafter in force in order to prevent or hinder the rights of Agent or any purchaser of the Collateral or any part thereof under this Security Agreement, and Grantor, to the extent permitted by applicable law, hereby waives the benefit of all such laws.

                  (g) Upon any sale made under the powers of sale herein granted and conferred, the receipt of Agent shall be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and the heirs, devisees, personal representatives, successors and assigns thereof shall not, after paying such purchase money and receiving such receipt of Agent, be obliged to see to the application thereof or be in anywise answerable for any loss, misapplication or nonapplication thereof.

                  (h) Each and every right, power or remedy hereby granted to Agent or the Lenders is in addition to, and not in derogation of, any right, power or remedy granted by the Credit Agreement or any of the other Loan Documents and shall be cumulative and not exclusive, and each and every right, power or remedy, whether specifically hereby granted or otherwise existing, may be exercised from time to time and as often and in such order as may be deemed expedient by Agent, and the exercise of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. No delay or omission by Agent or the Lenders in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing. Any and all covenants in this instrument may from time to time, by an instrument in writing executed in accordance with the provisions of the Credit Agreement, be waived to such extent and in such manner as set forth in such written instrument, but no such waiver shall ever affect or impair Agent's or any Lender's rights hereunder, except to the extent specifically stated in such written instrument.

                  (i) Notwithstanding the foregoing, Agent and the Lenders agree not to interfere with a lessees's quiet enjoyment of Equipment under a Lease approved by the Lenders, so long, but only so long, as no event of default or termination, and no event which with the giving of notice or lapse of time, or both, would constitute such an event, has occurred under such Lease.

         Section 14.  Indemnity and Expenses.

                  (a) Grantor agrees to indemnify Agent and the Lenders, and each of them, from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from such Person's gross negligence or willful misconduct.

                  (b) Grantor shall upon demand pay to Agent or any Lender, as the case may be, the amount of any and all reasonable expenses, including the reasonable fees and disbursements of their counsel and or any experts and agents, which the Agent or such Lender may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, sale of, collection from or other realization upon any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

         Section 15. Amendments; Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and executed in accordance with the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 16. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including facsimile, telecopied or telex communication) and hand delivered, sent by Federal Express or other nationally recognized overnight courier with confirmation of receipt, mailed by U.S. Mail with return receipt requested, or sent by facsimile, telecopy or telex: if to Grantor, at its address at One Market, Steuart Street Tower, Suite 900, San Francisco, California 94105, Attention: General Counsel (Facsimile

No. (415) 905-7256); and if to Agent, at its address at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288, Attention:
Milton Anderson, Specialized Industries Division (Facsimile No. (704) 374-
4092) or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 16. All such notices and communications shall, when hand delivered be effective upon delivery, when sent by facsimile, telecopy or telex communication be effective when sent and the appropriate answerback received, when sent by Federal Express or other nationally recognized overnight courier be effective on the next succeeding Business Day, and when mailed by U.S. Mail be effective three (3) Business Days after being deposited into the U.S. Mails.

         Section 17. Continuing Security Interest; Etc. This Security Agreement shall create a continuing lien and security interest on and in the Collateral and shall (a) remain in full force and effect until the full and indefeasible payment of the Secured Obligations and performance in full of all of Grantor's obligations hereunder and under any documents or instruments evidencing or relating to any of the Secured Obligations; (ii) be binding upon Grantor, its successors and assigns; provided, however, that Grantor shall not have the right to assign its rights or obligations hereunder or any interest herein except as provided in a writing executed in accordance with the Credit Agreement; and
(iii) inure to the benefit of Agent and the Lenders and their respective successors, transferees and assigns. Upon the complete and indefeasible payment of the Secured Obligations and performance in full of all of Grantor's obligations hereunder and under any documents or instruments evidencing or relating to any of the Obligations, the lien and security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination, Agent shall, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

         Section 18. Governing Law; Terms. This Security Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, as applied to contracts entered into by North Carolina residents and to be performed entirely within North Carolina, except to the extent that the validity or perfection of the security interest hereunder or remedies hereunder in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of North Carolina, including federal law. Unless otherwise defined herein, terms used in Division 9 of the Uniform Commercial Code as adopted in the State of North Carolina are used herein as therein defined.

         Section 19. Severability. If any provision of this Security Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

         Section 20. Releases. No release from the lien of this Security Agreement of any part of the Collateral by Agent or the Lenders shall in anywise alter, vary or diminish the force, effect or lien of this Security Agreement on the balance of the Collateral.

         Section 21. Subrogation. This Security Agreement is made with full substitution and subrogation of Agent, for the benefit of itself and the other Lenders, in and to all covenants and warranties by others heretofore given or made in respect of the Collateral or any part thereof.

         Section 22. Nature of Agreement. This Security Agreement will be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, contract, deed of trust, financing statement, or security agreement, and from time to time as any one or more thereof as is appropriate under applicable state law.

         Section 23. Counterparts. This Security Agreement may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Security Agreement.

         Section 24. Headings. The section headings used in this Security Agreement are intended principally for convenience and shall not, by themselves, determine the rights and obligations of the parties to this Security Agreement.

         Section 25. Entire Agreement. This Security Agreement, the Credit Agreement and the other Loan Documents and all documents or instruments delivered or to be delivered to Agent or the Lenders, hereunder or thereunder, as the case may be, contain all of the terms and conditions agreed upon by the parties relating to the subject matter of this Security Agreement and supersede any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications of the parties, whether oral or written, respecting that subject matter.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.


GRANTOR                                    AMERICAN FINANCE GROUP, INC.



                                           By
                                           J. Michael Allgood
                                           Chief Financial Officer


AGENT FIRST UNION NATIONAL BANK OF NORTH CAROLINA, for itself and as Agent on behalf of the Lenders



                                           By
                                           Bill A. Shirley
                                           Vice President

                                 SCHEDULE A

                             SECURITY AGREEMENT

                                  (Lenders)


                 First Union National Bank of North Carolina

                                 SCHEDULE B

                              EXCLUDED PROPERTY

1. Pooling and Servicing Agreement and Indenture of Trust dated as of July 1, 1995, among AFG Credit Corporation, a Delaware corporation, as transferor, American Finance Group, Inc., a Delaware corporation, as servicer, and Bankers Trust Company, a banking corporation organized and existing under the laws of the State of New York, as trustee and collateral trustee

2. Master Purchase Agreement dated as of January 30, 1996, by and between American Finance Group, Inc., a Delaware corporation, and AFG/Eireann Limited Partnership II, a limited partnership organized under the laws of the Commonwealth of Massachusetts

                                 SCHEDULE C

                             LOCATION OF LEASES


         24 School Street
         Boston, Massachusetts  02108

                       AMENDMENT TO SECURITY AGREEMENT


         THIS AMENDMENT TO SECURITY AGREEMENT dated as of December 2, 1997 ("Amendment"), is made by AMERICAN FINANCE GROUP, INC., a Delaware corporation ("Grantor"), to FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("FUNB"), not in its individual capacity as a "Lender", but solely as agent ("Agent") for the financial institutions listed on Schedule A attached hereto and such other financial institutions as shall from time to time become parties to the Amended and Restated Credit Agreement referred to below (such entities, together with their respective successors and assigns, being individually referred to as a "Lender" and collectively referred to as the "Lenders").


                                  RECITALS

         A. Grantor, FUNB and Fleet Bank, N.A. (the "Prior Lenders"), and Agent, as agent for the Prior Lenders, entered into that Warehousing Credit Agreement dated as of May 31, 1996, as amended by that Amendment No. 1 to Warehousing Credit Agreement dated as of November 5, 1996, and that Amendment No. 2 to Warehousing Credit Agreement dated as of October 3, 1997 and that Amendment No. 3 to Warehousing Credit Agreement dated as of November 3, 1997 (as so amended, the "AFG Credit Agreement"), pursuant to which the Prior Lenders have agreed to extend and make available to Grantor certain advances of credit (collectively, the "Loans").

         B. Grantor and Agent have also entered into that Security Agreement dated as of May 31, 1996 (the "Security Agreement"), whereby Grantor has granted a security interest to Agent in certain personal property of Grantor to secure the payment and performance of Grantor's obligations under the AFG Credit Agreement.

         C. Grantor and FUNB, as the sole remaining Prior Lender having a Commitment under the AFG Credit Agreement, desire to amend and restate the AFG Credit Agreement as set forth in that Amended and Restated Warehousing Credit Agreement dated as of December 2, 1997 ("Amended and Restated Credit Agreement").

         D. Bank of Montreal ("BMO") desires, as of and from the Closing Date, to become a Lender under the Amended and Restated Credit Agreement.

         E. Lenders have agreed to continue to make the Loans to Grantor under the Amended and Restated Credit Agreement, but only upon the condition, among others, that Grantor shall have executed and delivered to Agent this Amendment to add BMO to the Security Agreement as a Lender thereunder.

                                  AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing Recitals and in order to induce the Lenders to enter into the Amended and Restated Credit Agreement, and intending to be legally bound, Grantor and Agent hereby agree as follows:

         Section 1. Amendment. Schedule A to the Security Agreement is hereby deleted in its entirety and the attached Schedule A is hereby substituted therefor.

         Section 2. Releases. No release from the lien of the Security Agreement, as amended by this Amendment, of any part of the Collateral (as described and defined in the Security Agreement) by Agent or the Lenders shall in anyway alter, vary or diminish the force, effect or lien of the Security Agreement, as amended by this Amendment, on the balance of the Collateral.

         Section 3. Full Force And Effect; Entire Agreement. Except to the extent expressly provided in this Amendment, the terms and conditions of the Security Agreement shall remain in full force and effect. This Amendment and the Security Agreement constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

         Section 4. Governing Law; Terms. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina, as applied to contracts entered into by North Carolina residents and to be performed entirely within North Carolina, except to the extent that the validity or perfection of the security interest hereunder or remedies hereunder in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of North Carolina, including federal law.

         Section 5. Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

GRANTOR

AMERICAN FINANCE GROUP, INC.,
a Delaware corporation

By:
         J. Michael Allgood
         Chief Financial Officer
AGENT

FIRST UNION NATIONAL BANK OF NORTH CAROLINA, for itself and as Agent on behalf of the Lenders

By:
Printed Name:
Title:

                                SCHEDULE A TO
                       AMENDMENT TO SECURITY AGREEMENT


                                   LENDERS


                 FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                              BANK OF MONTREAL